Exhibit 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Equity LifeStyle Properties, Inc. for the three months ended June 30, 2012 (the “Form 10-Q”), I, Thomas Heneghan, Chief Executive Officer of Equity LifeStyle Properties, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	the Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Equity LifeStyle Properties, Inc.

Date: August 3, 2012	By:	/s/ Thomas Heneghan
Thomas Heneghan
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to

Equity LifeStyle Properties, Inc. and will be retained by Equity LifeStyle Properties, Inc. and furnished to the

Securities and Exchange Commission or its staff upon request.